UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

BNY Mellon High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2023

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon High Yield Strategies Fund

ANNUAL REPORT March 31, 2023

BNY Mellon High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2022, through March 31, 2023, as provided by the fund’s primary portfolio managers, Chris Barris and Kevin Cronk, of Alcentra NY, LLC, the fund’s sub-adviser

Market and Fund Performance Overview

For the 12-month period ended March 31, 2023, BNY Mellon High Yield Strategies Fund (the “fund”) produced a total return of −8.50% on a net-asset-value basis and a return of −14.49% on a market basis. Over the same period, the fund provided aggregate income dividends of $.2115 per share.1 In comparison, the ICE BofA U.S. High Yield Constrained Index (the “Index”), the fund’s benchmark, posted a total return of −3.58%.2

High yield corporate bond prices declined over the 12 months under pressure from increasing inflation and increases in the federal funds rate from the U.S. Federal Reserve (the “Fed”). The fund underperformed the Index on a net-asset-value and market basis primarily due to disadvantageous credit quality and sector positioning during the first half of the period.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below investment grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies. The fund may invest up to 10% of its total assets in floating-rate loans.

Rising Interest Rates Undermine High Yield Bonds

Inflation increased during the reporting period under pressure from high commodity prices and global supply-chain disruptions, further exacerbated by the geopolitical uncertainties and western sanctions resulting from Russia’s invasion of neighboring Ukraine. Market sentiment proved volatile, with hopes for continued economic growth countered by concerns regarding persistently high levels of inflation and the impact of interest-rate hikes from the Fed designed to curb inflation. In April 2022, at the beginning of the period, inflation averaged 8.3% on an annualized basis, compared to 4.2% a year earlier. During the ensuing 12 months, the Fed raised the federal funds rate eight times, from 0.25%–0.50% to 4.75%–5.00%. Inflation peaked at 9.1% in June 2022 before dropping steadily to 5.0% as of the end of the period.

Rising rates negatively affected the high yield market during the first half of the period. However, market sentiment improved in the second half as inflationary pressures eased, and economic growth remained positive, if somewhat subdued. As the Fed decreased the level of rate increases from 0.75% to 0.50% in November and December 2022 and 0.25% in February and March 2023, focus turned toward the possibility of eventual rate reductions and a potential soft landing for the economy. However, a small number of high-profile U.S. bank failures in March raised fears of possible wider banking industry contagion and future credit constraints. For the reporting period as a whole, higher-quality credits tended to outperform their lower-quality counterparts. Floating-rate instruments, which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Credit Positioning and Sector Selections Detract from Relative Returns

The fund’s returns relative to the Index were constrained, particularly during the first half of the reporting period, by an emphasis on credits rated B and an underweight position among credits rated BB at a time when risk-averse markets generally favored higher-rated issues. Among corporate sectors, relative performance suffered due to overweight exposure to areas seen as most vulnerable to slowing economic growth and rising interest rates, such as home builders, health care and leisure.

We repositioned the fund mid-period in response to the adverse environment, placing greater emphasis on higher-quality credits. We also increased the fund’s exposure to more economically resilient sectors, such as packaging, financials and energy, while reducing exposure to cyclical areas, such as chemicals, industrials and broadcasting. In addition, in the telecommunication, media and technology areas, we increased the quality of the fund’s holdings. These allocation shifts bolstered relative performance in the second half of the period. Notably positive contributors to the fund’s relative returns included selection and allocation in the packaging sector, underweight exposure to pharmaceuticals and selection in the chemicals sector. The fund’s floating-rate exposure to structured credit and bank loans further bolstered relative returns.

Taking a Caution View

Even before the aforementioned banking turmoil of March 2023, bank lending standards began to tighten. In the wake of the crisis, we expect to see even tighter credit conditions going forward. Accordingly, as of the end of the period, we have positioned the fund cautiously, focusing on economically resilient sectors we believe are likely to perform better in a slowing economic environment. Specifically, we have reduced cyclical exposure in sectors such as autos, chemicals and industrials. Conversely, we have increased the fund’s exposure to financials, where higher-quality companies predominate, and energy, where we find companies underpinned by strong fundamentals. From a credit perspective, we have increased the fund’s exposure to credits rated BB, while reducing exposure to credits rated CCC. We have also trimmed the fund’s floating allocation, modestly reducing exposure to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

bank loans and structured credit as we redeploy those assets into more attractive areas of opportunity.

April 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The ICE BofA U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. At times, the fund expects to utilize financial leverage through borrowings. The fund currently utilizes financial leverage through a $125,000,0000 Committed Facility Agreement with BNP Paribas Prime Brokerage International, Limited. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE AND DISTRIBUTION INFORMATION (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon High Yield Strategies Fund with a hypothetical investment of $10,000 in the ICE BofA US High Yield Constrained Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in BNY Mellon High Yield Strategies Fund on 3/31/2013 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities and its performance shown in the line graph takes into account fees and expenses. The Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights within this report.

Average Annual Total Returns as of 3/31/2023
	1 Year	5 Years	10 Years
BNY Mellon High Yield Strategies Fund -Market Price	-14.49%	1.12%	2.15%
BNY Mellon High Yield Strategies Fund -Net Asset Value	-8.50%	2.97%	4.54%
ICE BofA US High Yield Constrained Index	-3.58%	3.04%	4.02%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

FUND PERFORMANCE AND DISTRIBUTION INFORMATION (Unaudited) (continued)

The following information regarding the fund’s distributions is current as of March 31, 2023, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon High Yield Strategies Fund	100.00%	.00%	.00%	$.21	$.21	$.00	$.00

SELECTED INFORMATION

March 31, 2023 (Unaudited)

Market Price per share March 31, 2023			$2.17
Shares Outstanding March 31, 2023			72,736,534
New York Stock Exchange Ticker Symbol			DHF
MARKET PRICE ($) (NEW YORK STOCK EXCHANGE)
	Fiscal Year Ended March 31, 2023
	Quarter Ended June 30, 2022	Quarter Ended September 30, 2022	Quarter Ended December 31, 2022	Quarter Ended March 31, 2023
High	2.82	2.48	2.39	2.36
Low	2.22	2.07	2.03	2.11
Close	2.27	2.11	2.16	2.17
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2023				120.55%
April 1, 2013 through March 31, 2023				23.75
April 1, 2018 through March 31, 2023				5.70
April 1, 2022 through March 31, 2023				(14.49)
July 1, 2022 through March 31, 2023				2.38
October 1, 2022 through March 31, 2023				7.53
January 1, 2023 through March 31, 2023				1.83

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)				$15.00
March 31, 2022				3.05
June 30, 2022				2.51
September 30, 2022				2.41
December 31, 2022				2.47
March 31, 2023				2.55
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2023				158.90%
April 1, 2013 through March 31, 2023				55.90
April 1, 2018 through March 31, 2023				15.74
April 1, 2022 through March 31, 2023				(8.50)
July 1, 2022 through March 31, 2023				8.69
October 1, 2022 through March 31, 2023				10.52
January 1, 2023 through March 31, 2023				4.54

† With dividends reinvested.

STATEMENT OF INVESTMENTS

March 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7%
Advertising - 1.2%
Clear Channel Outdoor Holdings, Inc., Gtd. Notes		7.75	4/15/2028	709,000	[b,c]	532,388
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes		5.13	8/15/2027	1,161,000	[b,c]	1,043,205
Outfront Media Capital LLC, Gtd. Notes		5.00	8/15/2027	789,000	[b,c]	711,631
					2,287,224
Aerospace & Defense - 3.1%
Bombardier, Inc., Sr. Unscd. Notes		7.50	2/1/2029	932,000	[b,c]	952,970
Rolls-Royce PLC, Gtd. Bonds		3.63	10/14/2025	810,000	[b,c]	771,525
Spirit AeroSystems, Inc., Scd. Notes		7.50	4/15/2025	1,000,000	[b,c]	1,000,980
Spirit AeroSystems, Inc., Sr. Scd. Notes		9.38	11/30/2029	395,000	[c]	431,538
TransDigm, Inc., Gtd. Notes		4.88	5/1/2029	1,003,000	[b]	888,845
TransDigm, Inc., Gtd. Notes		5.50	11/15/2027	810,000	[b]	764,642
TransDigm, Inc., Sr. Scd. Notes		6.75	8/15/2028	850,000	[b,c]	859,563
					5,670,063
Airlines - 1.7%
Air Canada, Sr. Scd. Notes		3.88	8/15/2026	830,000	[b,c]	754,521
American Airlines, Inc., Sr. Scd. Notes		5.75	4/20/2029	1,580,000	[c]	1,517,275
American Airlines, Inc., Sr. Scd. Notes		11.75	7/15/2025	836,000	[b,c]	915,462
					3,187,258
Automobiles & Components - 5.4%
Clarios Global LP, Gtd. Notes		8.50	5/15/2027	890,000	[c]	895,006
Dealer Tire LLC, Sr. Unscd. Notes		8.00	2/1/2028	1,809,000	[b,c]	1,625,803
Ford Motor Co., Sr. Unscd. Notes		5.29	12/8/2046	813,000	[b]	667,916
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		3.63	6/17/2031	950,000	[b]	784,068
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		4.00	11/13/2030	1,620,000	[b]	1,378,794
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		7.35	3/6/2030	730,000	[b]	750,805
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	1,450,000	[b,c,d]	1,330,085
IHO Verwaltungs GmbH, Sr. Scd. Bonds	EUR	8.75	5/15/2028	190,000	[c,d]	210,954
IHO Verwaltungs GmbH, Sr. Scd. Notes	EUR	3.88	5/15/2027	960,000	[c,d]	917,176
Jaguar Land Rover Automotive PLC, Gtd. Notes	EUR	6.88	11/15/2026	510,000	[c]	530,197

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Automobiles & Components - 5.4% (continued)
Standard Profil Automotive GmbH, Sr. Scd. Bonds	EUR	6.25	4/30/2026	675,000	[c]	449,593
ZF North America Capital, Inc., Gtd. Notes		4.75	4/29/2025	393,000	[c]	386,669
					9,927,066
Banks - 1.2%
Citigroup, Inc., Jr. Sub. Notes		3.88	2/18/2026	810,000	[e]	686,070
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. HH		4.60	2/1/2025	604,000	[e]	563,230
Lloyds Banking Group PLC, Jr. Sub. Bonds		7.50	6/27/2024	216,000	[e]	204,360
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	730,000	[c,e]	685,397
					2,139,057
Building Materials - 1.5%
Camelot Return Merger Sub, Inc., Sr. Scd. Notes		8.75	8/1/2028	550,000	[c]	509,850
Eco Material Technologies, Inc., Sr. Scd. Notes		7.88	1/31/2027	1,531,000	[b,c]	1,454,574
Standard Industries, Inc., Sr. Unscd. Notes		4.38	7/15/2030	393,000	[c]	342,354
Standard Industries, Inc., Sr. Unscd. Notes		4.75	1/15/2028	497,000	[b,c]	464,991
					2,771,769
Chemicals - 3.2%
INEOS Finance PLC, Sr. Scd. Notes		6.75	5/15/2028	763,000	[c]	737,436
INEOS Quattro Finance 1 PLC, Sr. Unscd. Notes	EUR	3.75	7/15/2026	810,000	[c]	763,550
INEOS Quattro Finance 2 PLC, Sr. Scd. Notes		3.38	1/15/2026	840,000	[b,c]	762,234
Iris Holdings, Inc., Sr. Unscd. Notes		8.75	2/15/2026	996,000	[b,c,d]	920,680
Italmatch Chemicals SPA, Sr. Scd. Notes	EUR	10.00	2/6/2028	950,000	[c]	1,052,635
NOVA Chemicals Corp., Sr. Unscd. Notes		4.88	6/1/2024	823,000	[b,c]	812,918
Olympus Water US Holding Corp., Sr. Scd. Notes		4.25	10/1/2028	659,000	[b,c]	545,972
Olympus Water US Holding Corp., Sr. Unscd. Notes		6.25	10/1/2029	431,000	[b,c]	319,421
					5,914,846
Collateralized Loan Obligations Debt - 4.5%
Battalion X Ltd. CLO, Ser. 2016-10A, Cl. DR2, 3 Month LIBOR +6.61%		11.43	1/25/2035	1,000,000	[c,f]	832,941
Chenango Park Ltd. CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.80%		10.59	4/15/2030	1,000,000	[c,f]	828,361
Crown Point 8 Ltd. CLO, Ser. 2019-8A, Cl. ER, 3 Month LIBOR +7.13%		11.94	10/20/2034	2,375,000	[c,f]	2,092,218

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Collateralized Loan Obligations Debt - 4.5% (continued)
Northwoods Capital 27 Ltd. CLO, Ser. 2021-27A, Cl. E, 3 Month LIBOR +7.04%		11.87	10/17/2034	1,150,000	[c,f]	904,480
Octagon Investment Partners 33 Ltd. CLO, Ser. 2017-1A, Cl. D, 3 Month LIBOR +6.30%		11.11	1/20/2031	1,525,000	[b,c,f]	1,289,584
Octagon Investment Partners 46 Ltd. CLO, Ser. 2020-2A, Cl. ER, 3 Month LIBOR +6.60%		11.39	7/15/2036	2,000,000	[c,f]	1,693,638
OZLM VI Ltd. CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		10.84	4/17/2031	1,000,000	[c,f]	768,691
					8,409,913
Commercial & Professional Services - 8.9%
Adtalem Global Education, Inc., Sr. Scd. Notes		5.50	3/1/2028	960,000	[b,c]	911,894
Allied Universal Holdco LLC, Sr. Scd. Bonds	GBP	4.88	6/1/2028	1,200,000	[c]	1,223,452
Allied Universal Holdco LLC, Sr. Scd. Notes		4.63	6/1/2028	990,000	[b,c]	838,723
APX Group, Inc., Gtd. Notes		5.75	7/15/2029	1,251,000	[b,c]	1,121,221
APX Group, Inc., Sr. Scd. Notes		6.75	2/15/2027	734,000	[b,c]	731,141
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	960,000	[c]	888,564
HealthEquity, Inc., Gtd. Notes		4.50	10/1/2029	891,000	[b,c]	792,739
MPH Acquisition Holdings LLC, Sr. Scd. Notes		5.50	9/1/2028	1,255,000	[b,c]	998,917
Neptune Bidco US, Inc., Sr. Scd. Notes		9.29	4/15/2029	1,105,000	[b,c]	1,025,550
Prime Security Services Borrower LLC, Scd. Notes		6.25	1/15/2028	1,429,000	[b,c]	1,337,458
Prime Security Services Borrower LLC, Sr. Scd. Notes		3.38	8/31/2027	285,000	[c]	255,776
Prime Security Services Borrower LLC, Sr. Scd. Notes		5.75	4/15/2026	518,000	[c]	514,620
The Hertz Corp., Gtd. Notes		4.63	12/1/2026	1,450,000	[c]	1,314,903
United Rentals North America, Inc., Sr. Scd. Notes		6.00	12/15/2029	940,000	[c]	953,846
Verisure Midholding AB, Gtd. Notes	EUR	5.25	2/15/2029	2,200,000	[c]	1,990,253
Verscend Escrow Corp., Sr. Unscd. Notes		9.75	8/15/2026	914,000	[b,c]	914,873
Villa Dutch Bidco BV, Sr. Scd. Bonds	EUR	9.00	11/3/2029	730,000	[c]	750,945
					16,564,875
Consumer Discretionary - 10.8%
Caesars Entertainment, Inc., Sr. Scd. Notes		7.00	2/15/2030	980,000	[b,c]	998,047
Carnival Corp., Gtd. Notes		6.00	5/1/2029	1,325,000	[b,c]	1,054,899

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Consumer Discretionary - 10.8% (continued)
Carnival Corp., Gtd. Notes		7.63	3/1/2026	616,000	[b,c]	562,704
Carnival Holdings Bermuda Ltd., Gtd. Notes		10.38	5/1/2028	1,114,000	[b,c]	1,199,438
CCM Merger, Inc., Sr. Unscd. Notes		6.38	5/1/2026	1,760,000	[b,c]	1,720,418
CDI Escrow Issuer, Inc., Sr. Unscd. Notes		5.75	4/1/2030	498,000	[b,c]	481,439
Churchill Downs, Inc., Gtd. Notes		4.75	1/15/2028	440,000	[b,c]	412,456
Everi Holdings, Inc., Gtd. Notes		5.00	7/15/2029	1,441,000	[b,c]	1,284,170
Hilton Domestic Operating Co., Inc., Gtd. Notes		3.63	2/15/2032	565,000	[b,c]	477,227
Hilton Domestic Operating Co., Inc., Gtd. Notes		4.00	5/1/2031	420,000	[c]	368,172
International Game Technology PLC, Sr. Scd. Notes		5.25	1/15/2029	1,105,000	[c]	1,059,142
KB Home, Gtd. Notes		4.00	6/15/2031	677,000	[b]	587,061
Las Vegas Sands Corp., Sr. Unscd. Notes		3.20	8/8/2024	810,000	[b]	784,126
NCL Corp. Ltd., Gtd. Notes		5.88	3/15/2026	1,454,000	[b,c]	1,239,026
NCL Corp. Ltd., Sr. Scd. Notes		5.88	2/15/2027	816,000	[b,c]	761,854
Raptor Acquisition Corp., Sr. Scd. Notes		4.88	11/1/2026	226,000	[c]	210,434
Ritchie Bros Holdings, Inc., Gtd. Notes		7.75	3/15/2031	700,000	[b,c]	734,489
Ritchie Bros Holdings, Inc., Sr. Scd. Notes		6.75	3/15/2028	280,000	[c]	288,702
Royal Caribbean Cruises Ltd., Gtd. Notes		7.25	1/15/2030	480,000	[c]	483,432
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes		5.50	8/31/2026	2,182,000	[b,c]	2,043,890
Scientific Games Holdings LP, Sr. Unscd. Notes		6.63	3/1/2030	1,437,000	[b,c]	1,271,219
Scientific Games International, Inc., Gtd. Notes		7.25	11/15/2029	815,000	[b,c]	817,315
Taylor Morrison Communities, Inc., Sr. Unscd. Notes		5.13	8/1/2030	538,000	[c]	497,119
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	723,000	[c]	705,684
					20,042,463
Consumer Staples - .7%
Kronos Acquisition Holdings, Inc., Sr. Scd. Notes		5.00	12/31/2026	720,000	[b,c]	659,258
Newell Brands, Inc., Sr. Unscd. Notes		4.70	4/1/2026	546,000	[b]	526,106
					1,185,364
Diversified Financials - 10.0%
Ally Financial, Inc., Gtd. Notes		8.00	11/1/2031	1,211,000	[b]	1,272,592

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Diversified Financials - 10.0% (continued)
Ally Financial, Inc., Jr. Sub. Notes, Ser. B		4.70	5/15/2026	1,142,000	[e]	822,954
Blackstone Secured Lending Fund, Sr. Unscd. Notes		2.85	9/30/2028	1,300,000	[b]	1,068,106
Compass Group Diversified Holdings LLC, Gtd. Notes		5.25	4/15/2029	910,000	[b,c]	802,361
Encore Capital Group, Inc., Sr. Scd. Bonds	EUR	4.88	10/15/2025	910,000	[c]	901,425
Encore Capital Group, Inc., Sr. Scd. Notes	GBP	4.25	6/1/2028	1,570,000	[c]	1,519,920
Garfunkelux Holdco 3 SA, Sr. Scd. Bonds	GBP	7.75	11/1/2025	910,000	[c]	852,737
Garfunkelux Holdco 3 SA, Sr. Scd. Notes	EUR	6.75	11/1/2025	935,000	[c]	779,899
Icahn Enterprises LP, Gtd. Notes		4.75	9/15/2024	320,000		312,547
Icahn Enterprises LP, Gtd. Notes		6.25	5/15/2026	760,000	[b]	748,600
Intrum AB, Sr. Unscd. Notes	EUR	9.25	3/15/2028	1,200,000	[c]	1,277,068
Jane Street Group, Sr. Scd. Notes		4.50	11/15/2029	317,000	[c]	284,178
Nationstar Mortgage Holdings, Inc., Gtd. Notes		5.75	11/15/2031	1,290,000	[c]	1,002,044
Nationstar Mortgage Holdings, Inc., Gtd. Notes		6.00	1/15/2027	680,000	[c]	617,746
Navient Corp., Sr. Unscd. Notes		6.75	6/25/2025	610,000		593,456
Navient Corp., Sr. Unscd. Notes		6.75	6/15/2026	1,525,000	[b]	1,488,751
NFP Corp., Sr. Unscd. Notes		6.88	8/15/2028	350,000	[c]	300,675
OneMain Finance Corp., Gtd. Notes		6.13	3/15/2024	450,000	[b]	438,791
OneMain Finance Corp., Gtd. Notes		6.63	1/15/2028	1,330,000	[b]	1,220,674
PennyMac Financial Services, Inc., Gtd. Notes		5.38	10/15/2025	1,420,000	[b,c]	1,327,771
PennyMac Financial Services, Inc., Gtd. Notes		5.75	9/15/2031	1,206,000	[b,c]	956,346
					18,588,641
Electronic Components - .9%
Sensata Technologies BV, Gtd. Notes		5.88	9/1/2030	980,000	[b,c]	972,307
TTM Technologies, Inc., Gtd. Notes		4.00	3/1/2029	773,000	[b,c]	673,596
					1,645,903
Energy - 12.8%
Aethon United Finance Corp., Sr. Unscd. Notes		8.25	2/15/2026	1,057,000	[b,c]	1,038,201
Antero Midstream Partners LP, Gtd. Notes		5.75	3/1/2027	1,340,000	[b,c]	1,310,922
Antero Resources Corp., Gtd. Notes		5.38	3/1/2030	555,000	[b,c]	516,913
Apache Corp., Sr. Unscd. Notes		5.10	9/1/2040	1,381,000		1,172,504
Blue Racer Midstream LLC, Sr. Unscd. Notes		6.63	7/15/2026	1,870,000	[b,c]	1,816,284

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Energy - 12.8% (continued)
Comstock Resources, Inc., Gtd. Notes	6.75	3/1/2029	1,340,000	[b,c]	1,227,360
CQP Holdco LP, Sr. Scd. Notes	5.50	6/15/2031	730,000	[b,c]	657,015
CrownRock LP, Sr. Unscd. Notes	5.00	5/1/2029	653,000	[b,c]	609,118
CVR Energy, Inc., Gtd. Bonds	5.25	2/15/2025	1,981,000	[c]	1,904,006
EnLink Midstream LLC, Gtd. Notes	6.50	9/1/2030	686,000	[b,c]	694,438
Enviva Partners LP, Gtd. Notes	6.50	1/15/2026	890,000	[c]	810,821
EQM Midstream Partners LP, Sr. Unscd. Notes	5.50	7/15/2028	969,000	[b]	881,364
EQM Midstream Partners LP, Sr. Unscd. Notes	7.50	6/1/2027	242,000	[b,c]	243,203
New Fortress Energy, Inc., Sr. Scd. Notes	6.50	9/30/2026	285,000	[c]	262,461
New Fortress Energy, Inc., Sr. Scd. Notes	6.75	9/15/2025	980,000	[b,c]	944,289
Occidental Petroleum Corp., Sr. Unscd. Notes	6.45	9/15/2036	525,000	[b]	552,563
Occidental Petroleum Corp., Sr. Unscd. Notes	7.50	5/1/2031	1,410,000	[b]	1,556,626
PDC Energy, Inc., Gtd. Notes	5.75	5/15/2026	670,000	[b]	653,133
Rockcliff Energy II LLC, Sr. Unscd. Notes	5.50	10/15/2029	2,092,000	[b,c]	1,856,169
Southwestern Energy Co., Gtd. Notes	5.38	3/15/2030	370,000	[b]	348,288
Southwestern Energy Co., Gtd. Notes	5.38	2/1/2029	668,000	[b]	630,362
Targa Resources Partners LP, Gtd. Notes	4.88	2/1/2031	599,000	[b]	561,110
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	3.88	11/1/2033	1,880,000	[b,c]	1,581,353
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	4.13	8/15/2031	600,000	[b,c]	527,754
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	6.25	1/15/2030	396,000	[c]	399,358
Western Midstream Operating LP, Sr. Unscd. Notes	4.30	2/1/2030	1,110,000		1,011,487
				23,767,102
Environmental Control - 1.2%
Covanta Holding Corp., Gtd. Notes	4.88	12/1/2029	881,000	[b,c]	784,804
Covanta Holding Corp., Gtd. Notes	5.00	9/1/2030	470,000		405,316
Waste Pro USA, Inc., Sr. Unscd. Notes	5.50	2/15/2026	1,128,000	[b,c]	1,038,535
				2,228,655
Food Products - 1.4%
Chobani LLC, Gtd. Notes	7.50	4/15/2025	710,000	[c]	692,982
Post Holdings, Inc., Gtd. Notes	4.63	4/15/2030	1,350,000	[c]	1,211,152
Post Holdings, Inc., Gtd. Notes	5.50	12/15/2029	760,000	[c]	717,036
				2,621,170

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Health Care - 9.5%
1375209 BC Ltd., Sr. Scd. Notes		9.00	1/30/2028	770,000	[b,c]	764,225
Acadia Healthcare Co., Inc., Gtd. Notes		5.50	7/1/2028	537,000	[c]	520,702
Catalent Pharma Solutions, Inc., Gtd. Notes		3.13	2/15/2029	783,000	[b,c]	689,046
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	1,430,000	[b,c]	1,274,745
Cidron Aida Finco Sarl, Sr. Scd. Bonds	GBP	6.25	4/1/2028	1,315,000	[c]	1,390,090
Community Health Systems, Inc., Sr. Scd. Notes		5.25	5/15/2030	1,722,000	[b,c]	1,352,373
Community Health Systems, Inc., Sr. Scd. Notes		5.63	3/15/2027	450,000	[c]	395,523
Jazz Securities DAC, Sr. Scd. Notes		4.38	1/15/2029	1,090,000	[b,c]	1,003,781
Legacy LifePoint Health LLC, Sr. Scd. Notes		6.75	4/15/2025	1,110,000	[b,c]	1,054,500
LifePoint Health, Inc., Gtd. Notes		5.38	1/15/2029	715,000	[b,c]	437,938
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	437,000	[c]	379,604
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	2,013,000	[b,c]	1,748,426
Option Care Health, Inc., Gtd. Notes		4.38	10/31/2029	1,390,000	[b,c]	1,229,058
Organon & Co., Sr. Scd. Notes		4.13	4/30/2028	880,000	[c]	805,209
Organon & Co., Sr. Unscd. Notes		5.13	4/30/2031	1,494,000	[b,c]	1,327,535
Prime Healthcare Services, Inc., Sr. Scd. Notes		7.25	11/1/2025	291,000	[b,c]	257,747
Tenet Healthcare Corp., Gtd. Notes		6.13	10/1/2028	2,030,000	[b]	1,947,470
Tenet Healthcare Corp., Scd. Notes		6.25	2/1/2027	975,000	[b]	959,887
					17,537,859
Industrial - 2.0%
Chart Industries, Inc., Sr. Scd. Notes		7.50	1/1/2030	1,020,000	[b,c]	1,055,159
Husky III Holding Ltd., Sr. Unscd. Notes		13.00	2/15/2025	1,723,000	[b,c,d]	1,460,242
TK Elevator US Newco, Inc., Sr. Scd. Notes		5.25	7/15/2027	1,310,000	[b,c]	1,238,481
					3,753,882
Information Technology - 3.2%
AthenaHealth Group, Inc., Sr. Unscd. Notes		6.50	2/15/2030	3,642,000	[b,c]	2,956,428
Central Parent, Inc., Sr. Scd. Notes		7.25	6/15/2029	1,075,000	[b,c]	1,057,562
Elastic NV, Sr. Unscd. Notes		4.13	7/15/2029	1,227,000	[b,c]	1,048,864
SS&C Technologies, Inc., Gtd. Notes		5.50	9/30/2027	970,000	[b,c]	942,281
					6,005,135
Insurance - 2.5%
Acrisure LLC, Sr. Scd. Notes		4.25	2/15/2029	1,530,000	[b,c]	1,306,413
Acrisure LLC, Sr. Unscd. Notes		7.00	11/15/2025	400,000	[c]	375,277

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Insurance - 2.5% (continued)
Alliant Holdings Intermediate LLC, Sr. Scd. Notes		6.75	4/15/2028	670,000	[b,c]	663,153
AmWINS Group, Inc., Sr. Unscd. Notes		4.88	6/30/2029	579,000	[b,c]	513,176
AssuredPartners, Inc., Sr. Unscd. Notes		5.63	1/15/2029	659,000	[b,c]	570,256
Global Atlantic Financial Co., Gtd. Notes		3.13	6/15/2031	980,000	[b,c]	773,005
GTCR AP Finance, Inc., Sr. Unscd. Notes		8.00	5/15/2027	445,000	[b,c]	425,208
					4,626,488
Internet Software & Services - 2.5%
Arches Buyer, Inc., Sr. Scd. Notes		4.25	6/1/2028	613,000	[b,c]	512,931
Cogent Communications Group, Inc., Gtd. Notes		7.00	6/15/2027	1,530,000	[b,c]	1,518,372
Go Daddy Operating Co., LLC, Gtd. Notes		5.25	12/1/2027	800,000	[c]	779,240
Match Group Holdings II LLC, Sr. Unscd. Notes		3.63	10/1/2031	1,210,000	[b,c]	986,029
Uber Technologies, Inc., Gtd. Notes		4.50	8/15/2029	990,000	[b,c]	903,994
					4,700,566
Materials - 6.4%
ARD Finance SA, Sr. Scd. Notes		6.50	6/30/2027	960,000	[b,c,d]	735,552
Ardagh Packaging Finance PLC, Gtd. Notes	GBP	4.75	7/15/2027	1,170,000	[c]	1,112,415
Clydesdale Acquisition Holdings, Inc., Gtd. Notes		8.75	4/15/2030	1,163,000	[b,c]	1,058,248
Graham Packaging Co., Inc., Gtd. Notes		7.13	8/15/2028	1,183,000	[b,c]	1,024,109
Kleopatra Finco Sarl, Sr. Scd. Bonds	EUR	4.25	3/1/2026	1,430,000	[c]	1,298,910
LABL, Inc., Sr. Scd. Notes		6.75	7/15/2026	1,436,000	[b,c]	1,386,167
LABL, Inc., Sr. Unscd. Notes		8.25	11/1/2029	419,000	[b,c]	358,077
LABL, Inc., Sr. Unscd. Notes		10.50	7/15/2027	218,000	[b,c]	201,881
Mauser Packaging Solutions Holding Co., Scd. Notes		9.25	4/15/2027	483,000	[c]	446,775
Mauser Packaging Solutions Holding Co., Sr. Scd. Notes		7.88	8/15/2026	1,150,000	[b,c]	1,151,041
Pactiv Evergreen Group Issuer, Inc., Sr. Scd. Notes		4.00	10/15/2027	1,130,000	[b,c]	1,016,113
Sealed Air Corp., Gtd. Notes		5.00	4/15/2029	1,100,000	[b,c]	1,035,037
Trivium Packaging Finance BV, Sr. Scd. Notes		5.50	8/15/2026	1,158,000	[b,c]	1,110,765
					11,935,090
Media - 8.9%
Altice Financing SA, Sr. Scd. Bonds		5.75	8/15/2029	2,665,000	[b,c]	2,121,087

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Media - 8.9% (continued)
CCO Holdings LLC, Sr. Unscd. Notes		4.50	5/1/2032	559,000		457,771
CCO Holdings LLC, Sr. Unscd. Notes		4.75	3/1/2030	2,450,000	[b,c]	2,125,375
CCO Holdings LLC, Sr. Unscd. Notes		5.00	2/1/2028	1,290,000	[b,c]	1,191,592
CCO Holdings LLC, Sr. Unscd. Notes		5.13	5/1/2027	1,060,000	[b,c]	1,003,014
CCO Holdings LLC, Sr. Unscd. Notes		5.38	6/1/2029	365,000	[b,c]	335,555
CSC Holdings LLC, Gtd. Notes		4.50	11/15/2031	490,000	[c]	353,765
CSC Holdings LLC, Gtd. Notes		5.38	2/1/2028	644,000	[b,c]	528,213
CSC Holdings LLC, Sr. Unscd. Notes		5.75	1/15/2030	730,000	[b,c]	385,075
CSC Holdings LLC, Sr. Unscd. Notes		7.50	4/1/2028	585,000	[b,c]	373,464
DISH DBS Corp., Gtd. Notes		5.88	11/15/2024		[b]	0
DISH Network Corp., Sr. Scd. Notes		11.75	11/15/2027	800,000	[c]	776,844
Gray Escrow II, Inc., Gtd. Notes		5.38	11/15/2031	1,260,000	[b,c]	838,070
Nexstar Media, Inc., Gtd. Notes		5.63	7/15/2027	1,240,000	[b,c]	1,147,168
Summer BidCo BV, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	1,366,534	[c,d]	1,168,737
Virgin Media Finance PLC, Gtd. Notes		5.00	7/15/2030	1,180,000	[b,c]	976,580
Virgin Media Secured Finance PLC, Sr. Scd. Notes		5.50	5/15/2029	667,000	[c]	621,902
Ziggo Bond Co. BV, Gtd. Notes		5.13	2/28/2030	840,000	[b,c]	676,427
Ziggo Bond Co. BV, Sr. Unscd. Notes		6.00	1/15/2027	890,000	[b,c]	822,186
Ziggo BV, Sr. Scd. Notes		4.88	1/15/2030	730,000	[b,c]	623,077
					16,525,902
Metals & Mining - 1.7%
Arconic Corp., Scd. Notes		6.13	2/15/2028	413,000	[b,c]	406,664
FMG Resources August 2006 Pty Ltd., Sr. Unscd. Notes		6.13	4/15/2032	690,000	[b,c]	665,088
Novelis Corp., Gtd. Notes		3.25	11/15/2026	1,220,000	[c]	1,116,019
Taseko Mines Ltd., Sr. Scd. Notes		7.00	2/15/2026	938,000	[b,c]	852,088
					3,039,859
Real Estate - 3.3%
Iron Mountain, Inc., Gtd. Notes		5.25	7/15/2030	220,000	[c]	198,578
Ladder Capital Finance Corp., Gtd. Notes		5.25	10/1/2025	1,214,000	[b,c]	1,069,352
Park Intermediate Holdings LLC, Sr. Scd. Notes		4.88	5/15/2029	870,000	[c]	749,475
Rithm Capital Corp., Sr. Unscd. Notes		6.25	10/15/2025	2,067,000	[b,c]	1,846,678
RLJ Lodging Trust LP, Sr. Scd. Notes		4.00	9/15/2029	1,530,000	[b,c]	1,279,337
SBA Communications Corp., Sr. Unscd. Notes		3.13	2/1/2029	1,100,000	[b]	957,940
					6,101,360
Retailing - 6.7%
B&M European Value Retail SA, Sr. Scd. Notes	GBP	3.63	7/15/2025	1,260,000		1,466,849
eG Global Finance PLC, Sr. Scd. Notes	EUR	6.25	10/30/2025	250,000	[c]	251,481

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Retailing - 6.7% (continued)
Macy's Retail Holdings LLC, Gtd. Notes		4.50	12/15/2034	2,008,000	[b]	1,463,210
Macy's Retail Holdings LLC, Gtd. Notes		5.88	4/1/2029	770,000	[b,c]	713,143
New Red Finance, Inc., Sr. Scd. Notes		3.88	1/15/2028	1,422,000	[b,c]	1,323,839
PetSmart, Inc., Gtd. Notes		7.75	2/15/2029	790,000	[b,c]	776,317
SRS Distribution, Inc., Gtd. Notes		6.00	12/1/2029	1,119,000	[b,c]	925,559
SRS Distribution, Inc., Sr. Scd. Notes		4.63	7/1/2028	283,000	[c]	251,720
Staples, Inc., Sr. Scd. Notes		7.50	4/15/2026	1,165,000	[b,c]	1,021,821
Staples, Inc., Sr. Unscd. Notes		10.75	4/15/2027	1,280,000	[c]	929,696
The Very Group Funding PLC, Sr. Scd. Bonds	GBP	6.50	8/1/2026	1,363,000	[c]	1,293,556
White Cap Buyer LLC, Sr. Unscd. Notes		6.88	10/15/2028	1,190,000	[b,c]	1,033,347
Yum! Brands, Inc., Sr. Unscd. Notes		5.38	4/1/2032	1,025,000	[b]	993,153
					12,443,691
Technology Hardware & Equipment - .9%
Presidio Holdings, Inc., Gtd. Notes		8.25	2/1/2028	505,000	[c]	480,427
Presidio Holdings, Inc., Sr. Scd. Notes		4.88	2/1/2027	140,000	[c]	133,955
Western Digital Corp., Gtd. Notes		4.75	2/15/2026	1,034,000	[b]	993,405
					1,607,787
Telecommunication Services - 7.8%
Altice France Holding SA, Sr. Scd. Notes		10.50	5/15/2027	521,000	[c]	399,034
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	957,000	[b,c]	732,637
Altice France SA, Sr. Scd. Notes		5.50	1/15/2028	1,160,000	[b,c]	954,042
Altice France SA, Sr. Scd. Notes		8.13	2/1/2027	1,305,000	[b,c]	1,209,213
CommScope Technologies LLC, Gtd. Notes		6.00	6/15/2025	540,000	[c]	509,077
CommScope, Inc., Gtd. Notes		8.25	3/1/2027	1,271,000	[b,c]	1,042,220
Connect Finco Sarl, Sr. Scd. Notes		6.75	10/1/2026	2,066,000	[b,c]	1,943,899
Eolo SPA, Sr. Scd. Bonds	EUR	4.88	10/21/2028	930,000	[c]	796,480
Frontier Communications Holdings LLC, Sr. Scd. Notes		5.88	10/15/2027	459,000	[c]	417,690
Frontier Communications Holdings LLC, Sr. Scd. Notes		8.75	5/15/2030	250,000	[c]	249,271
Iliad Holding SASU, Sr. Scd. Notes		6.50	10/15/2026	814,000	[b,c]	776,491
Level 3 Financing, Inc., Sr. Scd. Notes		3.88	11/15/2029	690,000	[b,c]	500,029
Lorca Telecom Bondco SA, Sr. Scd. Bonds	EUR	4.00	9/18/2027	1,470,000	[c]	1,468,639
Telecom Italia Capital SA, Gtd. Notes		6.00	9/30/2034	470,000		403,613
Telecom Italia SPA, Sr. Unscd. Notes		5.30	5/30/2024	546,000	[b,c]	535,596
ViaSat, Inc., Sr. Unscd. Notes		5.63	9/15/2025	1,020,000	[b,c]	968,011

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 127.7% (continued)
Telecommunication Services - 7.8% (continued)
Vmed O2 UK Financing I PLC, Sr. Scd. Notes	4.75	7/15/2031	483,000	[c]	414,610
Zayo Group Holdings, Inc., Sr. Scd. Notes	4.00	3/1/2027	1,180,000	[b,c]	897,862
Zayo Group Holdings, Inc., Sr. Unscd. Notes	6.13	3/1/2028	420,000	[c]	255,822
				14,474,236
Transportation - .3%
First Student Bidco, Inc., Sr. Scd. Notes	4.00	7/31/2029	637,000	[b,c]	554,858
Utilities - 3.5%
Calpine Corp., Sr. Scd. Notes	4.50	2/15/2028	435,000	[c]	404,036
Calpine Corp., Sr. Unscd. Notes	4.63	2/1/2029	1,695,000	[b,c]	1,465,817
Calpine Corp., Sr. Unscd. Notes	5.00	2/1/2031	755,000	[c]	639,940
NRG Energy, Inc., Gtd. Notes	3.63	2/15/2031	558,000	[b,c]	448,051
NRG Energy, Inc., Jr. Sub. Bonds	10.25	3/15/2028	550,000	[c,e]	526,105
PG&E Corp., Sr. Scd. Notes	5.00	7/1/2028	841,000		794,997
Pike Corp., Gtd. Notes	5.50	9/1/2028	705,000	[b,c]	617,622
Vistra Corp., Jr. Sub. Notes	7.00	12/15/2026	1,816,000	[b,c,e]	1,599,960
				6,496,528
Total Bonds and Notes (cost $246,439,662)			236,754,610

Floating Rate Loan Interests - 9.0%
Building Materials - .3%
Cornerstone Building, New Term Loan B, 1 Month LIBOR +3.25%	7.93	4/12/2028	698,219	[f]	618,447
Commercial & Professional Services - .3%
Indy US Holdco LLC, Fifth Amendment Incremental Term Loan, 1 Month Term SOFR +6.25%	10.87	3/5/2028	193,241	[f]	168,482
Indy US Holdco LLC, Term Loan B, 1 Month Term SOFR +6.00%	6.75	3/5/2028	398,687	[f]	347,605
				516,087
Consumer Staples - .3%
Hunter Douglas, Inc., Tranche Term Loan B-1, 3 Month Term SOFR +3.50%	8.37	2/25/2029	713,204	[f]	643,923
Diversified Financials - .3%
BHN Merger Sub, Inc., Second Lien Term Loan, 3 Month LIBOR +7.00%	11.81	6/15/2026	430,000	[f]	371,643

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 9.0% (continued)
Diversified Financials - .3% (continued)
Edelman Financial Center, Second Lien Initial Term Loan, 1 Month LIBOR +6.75%	11.38	7/20/2026	270,000	[f]	253,868
				625,511
Electronic Components - .8%
Roper Industrial Product, Initial Dollar Term Loan, 3 Month Term SOFR +4.50%	9.40	11/22/2029	1,403,077	[f]	1,394,560
Energy - 1.1%
WaterBridge Midstream Operating, Initial Term Loan, 3 Month LIBOR +5.75%	10.57	6/21/2026	1,972,570	[f]	1,943,130
Industrial - .4%
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%	9.16	3/8/2025	834,264	[f]	745,974
Information Technology - 2.2%
Ascend Learning LLC, Initial Term Loan, 1 Month LIBOR +3.60%	8.22	12/10/2028	827,904	[f]	766,403
ECL Entertainment LLC, Term Loan B, 1 Month Term SOFR +7.50%	12.42	4/30/2028	1,179,000	[f]	1,181,217
Hyland Software, Inc., 2021-1 Incremental Facility Term Loan, 1 Month LIBOR +6.25%	11.09	7/10/2025	730,000	[f]	700,800
Quest Software, Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.25%	9.08	2/1/2029	1,485,000	[f]	1,219,764
UKG, Inc., 2021 Second Lien Incremental Term Loan, 3 Month LIBOR +5.25%	10.03	5/3/2027	270,000	[f]	260,145
				4,128,329
Insurance - 1.1%
Asurion LLC, New Term Loan B-4, 1 Month LIBOR +5.25%	10.09	1/20/2029	1,657,513	[f]	1,376,564
Asurion LLC, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%	10.09	2/3/2028	770,000	[f]	644,298
				2,020,862
Internet Software & Services - .3%
MH Sub I LLC, Second Lien Term Loan, 1 Month Term SOFR +6.25%	11.06	2/23/2029	570,000	[f]	526,062
Metals & Mining - ..5%
Amer Rock Salt Co., LLC, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	8.84	6/11/2028	1,047,335	[f]	1,011,987

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 9.0% (continued)
Telecommunication Services - .7%
CCI Buyer, Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.00%	8.90	12/17/2027	1,277,176	[f]	1,262,807
Utilities - .7%
Eastern Power LLC, Term Loan B, 3 Month LIBOR +3.75%	8.91	10/2/2025	1,430,000	[f]	1,318,839
Total Floating Rate Loan Interests (cost $17,253,226)			16,756,518
			Shares
Common Stocks - .0%
Information Technology - .0%
Skillsoft Corp.			14,781	[g]	29,562
Media - .0%
Altice USA, Inc., Cl. A			8,400	[g]	28,728
Total Common Stocks (cost $319,765)			58,290
	1-Day Yield (%)
Investment Companies - 4.3%
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,896,345)	4.89		7,896,345	[h]	7,896,345
Total Investments (cost $271,908,998)			141.0%	261,465,763
Liabilities, Less Cash and Receivables			(41.0%)	(76,008,437)
Net Assets			100.0%	185,457,326

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

TSFR—Term SOFR (Secured Overnight Financing Rate) Reference Rates

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $201,991,068 or 108.92% of net assets.

d Payment-in-kind security and interest may be paid in additional par.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Non-income producing security.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Cyclical	25.2
Communications	21.5
Consumer, Non-cyclical	20.4
Financial	18.4
Industrial	16.9
Energy	13.9
Technology	6.3
Basic Materials	5.4
Collateralized Loan Obligations	4.5
Investment Companies	4.3
Utilities	4.2
141.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 3/31/2022	Purchases ($)†	Sales ($)	Value ($) 3/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.3%	14,550,394	161,925,003	(168,579,052)	7,896,345	294,650

† Includes reinvested dividends/distributions.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	8,961,519	British Pound	7,295,000	4/26/2023	(42,465)
United States Dollar	16,765,168	Euro	15,525,000	4/26/2023	(96,198)
Gross Unrealized Depreciation					(138,663)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	264,012,653	253,569,418
Affiliated issuers	7,896,345	7,896,345
Cash		175,071
Cash denominated in foreign currency	1,406,771	1,408,082
Receivable for investment securities sold		5,115,058
Dividends and interest receivable		4,161,117
Prepaid expenses		68,060
		272,393,151
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		182,521
Loan payable—Note 2		79,000,000
Payable for investment securities purchased		6,075,288
Distributions payable		1,091,200
Interest payable—Note 2		383,796
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		138,663
Other accrued expenses		64,357
		86,935,825
Net Assets ($)		185,457,326
Composition of Net Assets ($):
Paid-in capital		277,577,745
Total distributable earnings (loss)		(92,120,419)
Net Assets ($)		185,457,326

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	72,736,534
Net Asset Value Per Share ($)	2.55

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2023

Investment Income ($):
Income:
Interest	19,395,785
Dividends:
Unaffiliated issuers	21,747
Affiliated issuers	294,650
Total Income	19,712,182
Expenses:
Management fee—Note 3(a)	2,023,307
Interest expense—Note 2	3,034,894
Professional fees	176,342
Registration fees	80,558
Shareholders’ reports	54,853
Trustees’ fees and expenses—Note 3(c)	42,529
Shareholder servicing costs	20,546
Custodian fees—Note 3(b)	18,204
Chief Compliance Officer fees—Note 3(b)	9,328
Miscellaneous	38,691
Total Expenses	5,499,252
Net Investment Income	14,212,930
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(35,106,423)
Net realized gain (loss) on forward foreign currency exchange contracts	1,970,895
Net Realized Gain (Loss)	(33,135,528)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,579,537)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(280,775)
Net Change in Unrealized Appreciation (Depreciation)	(1,860,312)
Net Realized and Unrealized Gain (Loss) on Investments	(34,995,840)
Net (Decrease) in Net Assets Resulting from Operations	(20,782,910)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2023

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(304,816,890)
Proceeds from sales of portfolio securities	315,240,173
Net purchase (sales) of short-term securities	6,654,048
Dividends and interest income received	20,589,596
Interest and loan fees paid	(2,757,723)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(2,076,758)
Operating expenses paid	(524,597)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	1,970,895
Net Cash Provided (or Used) in Operating Activities		34,278,744
Cash Flows from Financing Activities ($):
Dividends paid to shareholders	(15,638,354)
Decrease in loan outstanding	(17,000,000)
Decrease in Cash Overdraft due to Custodian	(182,177)
Net Cash Provided (or Used) in Financing Activities		(32,820,531)
Effect of Foreign Exchange Rate Changes on Cash		1,733
Net Increase (Decrease) in Cash		1,459,946
Cash and cash denominated in foreign currency at beginning of period		123,207
Cash and Cash Denominated in Foreign Currency at End of Period		1,583,153
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(20,782,910)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash
Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		52,773,296
Decrease in dividends and interest receivable		877,414
Increase in receivable for investment securities sold		(1,929,179)
Decrease in prepaid expenses		9,775
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(25,919)
Increase in payable for investment securities purchased		1,339,637
Increase in interest and loan fees payable		277,171
Decrease in Trustees' fees and expenses payable		(9,998)
Decrease in other accrued expenses		(110,855)
Net change in unrealized (appreciation) depreciation on investments		1,860,312
Net Cash Provided (or Used) in Operating Activities		34,278,744

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2023	2022
Operations ($):
Net investment income	14,212,930	17,225,331
Net realized gain (loss) on investments	(33,135,528)	7,639,167
Net change in unrealized appreciation (depreciation) on investments	(1,860,312)	(25,173,219)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,782,910)	(308,721)
Distributions ($):
Distributions to shareholders	(15,383,777)	(17,889,926)
Beneficial Interest Transactions ($):
Distributions reinvested	-	95,258
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	-	95,258
Total Increase (Decrease) in Net Assets	(36,166,687)	(18,103,389)
Net Assets ($):
Beginning of Period	221,624,013	239,727,402
End of Period	185,457,326	221,624,013
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	-	28,846
Net Increase (Decrease) in Shares Outstanding	-	28,846

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	3.05	3.30	2.59	3.32	3.42
Investment Operations:
Net investment income[a]	.20	.24	.24	.25	.26
Net realized and unrealized gain (loss) on investments	(.49)	(.24)	.73	(.72)	(.08)
Total from Investment Operations	(.29)	(.00)[b]	.97	(.47)	.18
Distributions:
Dividends from net investment income	(.21)	(.26)	(.26)	(.26)	(.28)
Net asset value, end of period	2.55	3.05	3.30	2.59	3.32
Market value, end of period	2.17	2.78	3.09	2.27	3.07
Market Price Total Return (%)	(14.49)	(2.72)	49.32	(19.39)	5.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.90	1.71	1.85	2.77	2.84
Ratio of interest expense and loan fees to average net assets	1.60	.42	.58	1.48	1.57
Ratio of net investment income to average net assets	7.48	7.27	7.87	7.49	7.87
Portfolio Turnover Rate	119.01	78.09	85.59	70.93	61.37
Net Assets, end of period ($ x 1,000)	185,457	221,624	239,727	188,270	241,186
Average borrowings outstanding ($ x 1,000)	79,847	96,000	92,800	110,784	114,389
Weighted average number of fund
shares outstanding ($ x 1,000)	72,737	72,724	72,708	72,708	72,708
Average amount of debt per share ($)	1.10	1.32	1.28	1.52	1.57

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that Alcentra NY, LLC, the fund’s sub-adviser (“Alcentra NY” or the “Sub-Adviser”), determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

Effective November 1, 2022, BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), has engaged Alcentra NY to serve as the sub-adviser to the fund, pursuant to a sub-investment advisory agreement between the Adviser and Alcentra NY (the “Sub-Advisory Agreement”). As sub-adviser to the fund, Alcentra NY, subject to the Adviser’s supervision, provides day-to-day management of the fund’s investments. Alcentra NY, located at 9 West 57th Street, Suite 4920, New York, NY 10019, is a registered investment adviser specializing in sub-investment grade corporate credit investment strategies. Alcentra NY was founded in 2002 and, together with Alcentra Limited, managed more than $35.1 billion in assets as of March 31, 2023. Alcentra NY is a subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions.

There is no increase in the advisory fee payable by the fund to the Adviser and the sub-advisory fee payable to Alcentra NY under the Sub-Advisory Agreement is payable by the Adviser, not the fund.

At a Special Meeting of Shareholders held on October 13, 2022, shareholders of the fund approved the Sub-Advisory Agreement.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting

NOTES TO FINANCIAL STATEMENTS (continued)

and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	8,409,913	-	8,409,913
Corporate Bonds	-	228,344,697	-	228,344,697
Equity Securities - Common Stocks	58,290	-	-	58,290
Floating Rate Loan Interests	-	16,756,518	-	16,756,518
Investment Companies	7,896,345	-	-	7,896,345

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(138,663)	-	(138,663)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular

NOTES TO FINANCIAL STATEMENTS (continued)

company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

High Yield Risk: The fund invests primarily in high yield debt securities. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Collateralized Loan Obligation Risk: The fund invests in collateralized loan obligations (“CLO”). Holders of CLOs and other types of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. Collateralized debt obligations (“CDO”), such as CLOs, may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments, CLOs and CDOs carry additional risks, including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Floating Rate Loans Risk: The fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans. Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of

NOTES TO FINANCIAL STATEMENTS (continued)

the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

Additional Information section within this report provides more details about the fund’s principal risk factors.

(f) Dividends and distributions to Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On March 28, 2023, the Board declared a cash dividend of $.015 per share from undistributed net investment income, payable on April 26, 2023 to shareholders of record as of the close of business on April 12, 2023. The ex-dividend date was April 11, 2023.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2023, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $78,567,254 and unrealized depreciation $11,869,643. In addition, the fund deferred for tax purposes late year ordinary losses of $592,322 to the first day of the following fiscal year..

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2023. The fund has $27,074,734 of short-term capital losses and $51,492,520 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2023 and March 31, 2022 were as follows: ordinary income $15,383,777 and $17,889,926, respectively.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the

NOTES TO FINANCIAL STATEMENTS (continued)

amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Borrowings:

The fund has a $125,000,0000 Committed Facility Agreement with BNP Paribas Prime Brokerage International, Limited (the “BNPP Agreement”), which is an evergreen facility with a lock-up term of 179 days. Under the terms of the BNPP Agreement, the fund may make “Borrowings” on a collateralized basis with certain fund assets used as collateral, which amounted to $151,437,004 at March 31, 2023. The interest to be paid by the fund on such Borrowings is determined with reference to the principal amount of each such Borrowings outstanding from time to time. Any commitment fees with respect to the BNPP Agreement have been waived and there is no fee in connection with any renewal thereof.

During the period ended March 31, 2023, total fees pursuant to the BNPP Agreement amounted to $3,034,894 of interest expense. These fees are included in Interest expense in the Statement of Operations.

The average amount of Borrowings outstanding under the BNPP Agreement during the period ended March 31, 2023 was $79,846,575 with a related weighted average annualized interest rate of 3.80%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Adviser, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, effective November 1, 2022, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily Managed Assets and is payable monthly.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2023, the fund was charged $18,204 pursuant to the custody agreement.

During the period ended March 31, 2023, the fund was charged $9,328 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $166,706, Custodian fees of $13,500 and Chief Compliance Officer fees of $2,315.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2023, amounted to $303,714,863 and $316,099,116, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-

NOTES TO FINANCIAL STATEMENTS (continued)

the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2023 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2023 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(138,663)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(138,663)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(138,663)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital, Inc.	(138,663)		-	-	(138,663)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2023:

Average Market Value ($)
Forward contracts	30,813,683

At March 31, 2023, the cost of investments for federal income tax purposes was $273,362,858; accordingly, accumulated net unrealized depreciation on investments was $11,897,095, consisting of $2,734,284

NOTES TO FINANCIAL STATEMENTS (continued)

gross unrealized appreciation and $14,631,379 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of BNY Mellon High Yield Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Strategies Fund (the Fund), including the statement of investments, as of March 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
May 23, 2023

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the fund, fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the Participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

ADDITIONAL INFORMATION (Unaudited) (continued)

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions shall be governed by the laws of the State of New York.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s primary investment objective is to seek high current income. The fund will also seek capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund’s investment objectives are fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. There is no assurance the fund will achieve its investment objectives.

Principal Investment Strategies. Under normal market conditions, the fund will invest at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”) or comparably rated by another nationally recognized securities rating organization (each, a “Rating Agency”)) or in unrated income securities that the Sub-Adviser determines to be of comparable quality. Lower Grade income securities are commonly known as “junk bonds.” The fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Sub-Adviser of equivalent quality (“Distressed Securities”). The fund is also permitted to invest up to 10% of the fund’s total assets in floating rate loans.

The fund will invest primarily in bonds, debentures, notes and other debt instruments. The fund’s portfolio securities may have fixed or variable rates of interest and may include asset-backed securities, such as CLOs, and government securities. Although not a principal investment strategy, the fund’s portfolio securities also may include zero coupon securities, payment in kind securities or other deferred payment securities, convertible debt obligations and convertible preferred stock, participation interests in commercial loans, mortgage-related securities, municipal obligations, stripped securities, commercial paper and other short-term debt obligations. The issuers of the fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The fund may invest in companies in, or governments of, developing countries. The fund may invest up to 25% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units.

The fund may engage in various portfolio strategies to seek to enhance income and hedge its portfolio against investment and interest rate risks, including the use of leverage and, to a limited effect, the use of derivative financial instruments. Although the fund is not limited in the types of derivatives it can use, the fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net asts. The fund currently expects that its use of derivatives will consist principally of foreign currency forward contracts.

ADDITIONAL INFORMATION (Unaudited) (continued)

The fund’s portfolio will be invested without regard to maturity. In connection with its investments in corporate debt securities, or restructuring of investments owned by the fund, the fund may receive warrants or other non-income producing equity securities. The fund may retain such securities, including equity shares received upon conversion of convertible securities, until the Sub-Adviser determines it is appropriate in light of current market conditions to effect a disposition of such securities. The fund also may invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

The fund is permitted to invest in asset-backed securities, including up to 5% of its total assets in CLOs. CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

At times, the fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The fund currently utilizes financial leverage through its $125,000,000 Committed fiacility pursuant to the BNPP Agreement. The fund generally will not utilize leverage if it anticipates that the fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital growth for the shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

In selecting investments for the fund’s portfolio, the Sub-Adviser will seek to identify issuers and industries that the Sub-Adviser believes are likely to experience stable or improving financial conditions. The Sub-Adviser believes that this strategy should enhance the fund’s ability to earn high current income while also providing opportunities for capital growth. The Sub-Adviser’s analysis may include consideration of general industry trends, the issuer’s managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Sub-Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Of course there can be no assurances that this strategy will be successful. The fund will seek its secondary objective of capital growth by investing in securities that the Sub-Adviser expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating, or as a result of declines in long-term interest rates.

In certain market conditions, the Sub-Adviser may determine that securities rated investment grade (i.e., at least Baa by Moody’s or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital growth. In such conditions, the fund may invest less than 65% of its total assets in lower grade income securities of U.S. issuers. In addition, the fund may implement various temporary “defensive” strategies at times when the Sub-Adviser determines that conditions in the markets make pursuing the fund’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the fund’s assets in higher-quality debt securities.

Principal Risk Factors

An investment in the fund involves special risk considerations, which are described below. The fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the fund may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objectives. Different risks may be more significant at different times depending on market conditions. Your shares at any point in time may be worth less than your original investment.

High Yield Securities Risk. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s

ADDITIONAL INFORMATION (Unaudited) (continued)

ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the fund, thereby reducing the value of an investment in the fund’s shares. In addition, default, or the market’s perception that an issuer is likely to default, may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund’s rights. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the fund lose its entire investment on one or more instruments, fund shareholders may also lose their entire investments in the fund. Investments in below investment grade instruments may present special tax issues for the fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the fund as a holder of such securities may not be clear.

Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the fund to meet its investment objectives depends more on the Sub-Adviser’s judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Sub-Adviser will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Distressed Securities Risk. The fund may invest in credit instruments of distressed or defaulted issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Comparably rated by another Rating Agency) or, if unrated, are considered by the Sub-Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Investing in distressed or defaulted securities is speculative and involves substantial risks. The fund may make such investments when, among other circumstances, the Sub-Adviser believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the distressed or defaulted securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the distressed or defaulted securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. The fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy

ADDITIONAL INFORMATION (Unaudited) (continued)

in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes world-wide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Interest Rate Risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. Interest rates in the United States have been rising and are expected to continue to increase in the near future. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Changing interest rates, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

Credit Risk. Credit risk is the risk that one or more fixed-income instruments in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade instruments involve greater credit risk than investment grade instruments.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity can declaim unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.

CLO Risk. Holders of CLOs and other types of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The fund may have the right to receive payments only from the issuers of the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the investment’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the fund.

Collateralized debt obligations, such as CLOs, may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ADDITIONAL INFORMATION (Unaudited) (continued)

Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

LIBOR Risk. Many credit instruments, derivatives and other financial instruments, including those in which the fund may invest, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings which ceased publication on December 31, 2021. Various financial industry groups around the world have begun planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR. Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

Market Risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Management Risk. The fund is subject to management risk because the Sub-Adviser actively manages the fund. The Sub-Adviser and the fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk. The use of leverage by the fund creates an opportunity for increased net income and capital growth for the fund’s shares, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for holders of the fund’s shares including the likelihood of greater volatility of net asset value and market price of the fund’s shares and the risk that fluctuations in interest rates on borrowings may affect the return to the holders of the fund’s shares. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the fund will be less than if leverage

ADDITIONAL INFORMATION (Unaudited) (continued)

had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment may nevertheless determine to maintain the fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the fund is utilizing financial leverage, the investment management and administration fee, which is payable to the Adviser as a percentage of the fund’s Managed Assets, will be higher than if the fund did not utilize a leveraged capital structure. Under the BNPP Agreement, the fund is subject to certain covenants, including those relating to asset coverage and portfolio composition requirements. It is not anticipated that these covenants will impede the Sub-Adviser in managing the fund’s portfolio in accordance with the fund’s investment objectives and policies.

Use of Derivatives Risk. The fund is subject to additional risks with respect to the use of derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. As a result, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Forward Foreign Currency Exchange Contracts. The fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Fund shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

Rule 18f-4 under the Act, effective in August 2022, regulates the use of derivatives by the fund. Pursuant to the rule, the fund is deemed to be a “limited” user of derivatives and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets. The fund also is subject to certain reporting requirements.

Foreign Investment Risk. To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

ADDITIONAL INFORMATION (Unaudited) (continued)

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

Equity Securities Risk. To the extent the fund invests directly in common stock of junk bond issuers or acquires equity securities or warrants incidental to its investments in credit instruments, it will be subject to the risks associated with those types of investments.

Common Stock Risk. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services.

Preferred Stock Risk. There are special risks associated with investing in preferred stocks, including:

• Deferral and Omission. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.

• Subordination. Preferred stocks generally are subordinated to loans and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than loans and other debt instruments.

• Limited Voting Rights. Generally, preferred stockholders (such as the fund) have no voting rights with respect to the issuing company unless, among other things, preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

• Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the fund.

Convertible Securities Risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock or another security. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed rate debt securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock or other security. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

Warrants and Rights Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the fund’s net asset value. Since the magnitude of these fluctuations will

ADDITIONAL INFORMATION (Unaudited) (continued)

generally be greater at times when the fund’s average maturity is longer, under certain market conditions the fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds, such as the fund, frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. The fund cannot predict whether its shares will trade at, above or below net asset value.

Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Given the risks described above, an investment in the fund may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the fund.

Recent Changes & Supplemental Information

During the fiscal year ended March 31, 2023, there were (i) no material changes to the fund’s investment objectives and policies that have not been approved by shareholders, (ii) no changes in the fund’s trust instrument or by-laws that would delay or prevent a change of control of the fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no changes in the persons who are primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 65.97% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Management and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Management and Administration Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end high yield funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end high yield funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end high yield funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians for all periods, except for the four- and ten-year periods when it was above the Performance Group and Performance Universe medians. The Board also considered that the fund’s total return performance, on a market price basis, was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for seven of the nine one-year periods ended December 31st and, on a market price basis, was above the Performance Group and Performance Universe medians for seven of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns, on a net asset value basis, to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that, based on common assets alone, the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the same as the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and the Expense Universe median total expenses. The Board also considered that, based on common assets and leveraged assets together, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-

Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Management and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1998)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-2023)

No. of Portfolios for which Board Member Serves: 88

———————

Francine J. Bovich (71)

Board Member (2011)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Andrew J. Donohue (72)

Board Member (2019)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (76)

Board Member (1998)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Bradley Skapyak (64)

Board Member (2021)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of The MBSC Securities Corporation (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 20

———————

Roslyn M. Watson (73)

Board Member (1998)

Current term expires in 2025

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 42

———————

Benaree Pratt Wiley (76)

Board Member (1998)

Current term expires in 2025

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 59

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Counsel of BNY Mellon since June 2022; Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022, Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 108 portfolios) managed by the Adviser. He is 65 years old.

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OFFICERS AND TRUSTEES
BNY Mellon High Yield Strategies Fund

240 Greenwich Street
New York, NY 10286

Trustees	Officers (continued)
Independent Board Members:	Assistant Treasurers (continued)
Joseph S. DiMartino, Chairman	Robert Salviolo
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Kenneth A. Himmel	Joseph W. Connolly
Bradley Skapyak	Portfolio Managers
Roslyn M. Watson	Chris Barris
Benaree Pratt Wiley	Kevin Cronk

Officers
President	Adviser
David DiPetrillo	BNY Mellon Investment Adviser, Inc.
Chief Legal Officer
Peter M. Sullivan
Vice President and Secretary	Custodian
James Bitetto	The Bank of New York Mellon
Vice Presidents and Assistant Secretaries	Counsel
Deirdre Cunnane	K&L Gates LLP
Sarah S. Kelleher	Transfer Agent, Registar and
Jeff Prusnofsky	Dividend Disbursing Agent
Amanda Quinn	Computershare Inc.
Joanne Skerrett	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DHF
Treasurer	Initial SEC Effective Date
James Windels	4/23/98
Vice Presidents
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon High Yield Strategies Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

9 West 57th Street,

Suite 4920

New York, NY 10019

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DHF

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0430AR0323

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, was an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC") for the period covered by this report. Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Effective May 11, 2023, the Registrant's Board determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the SEC. Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $105,960 in 2022 and $108,080 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,450 in 2022 and $5,600 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the Auditor's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the Auditor's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,851,043 in 2022 and $3,945,912 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. From April 1, 2022 to February 16, 2023, the Registrant's audit committee consisted of the following members: Joseph S. DiMartino, Francine J. Bovich, Andrew J. Donohue, Kenneth A. Himmel, Roslyn M. Watson and Benaree Pratt Wiley. Effective February 16, 2023, Bradley J. Skapyak became a member of the Registrant's Audit Committee, in addition to the members noted above.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE REGISTRANT'S PROXY VOTING POLICY AND PROCEDURES

Due to the nature of the investments held in connection with the Registrant's investment strategy, the Registrant does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, Alcentra will seek to make voting decisions that are consistent with its proxy voting policy and procedures. The Registrant does not currently participate in a securities lending program.

The Registrant's Board of Trustees has adopted the following procedures with respect to proxy voting by the Registrant.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Registrant's portfolio to the Registrant's sub-investment adviser, Alcentra NY, LLC ("Alcentra"), as described below.

In addition, the Board has adopted Alcentra's proxy voting procedures pursuant to which proxies of companies held in the Registrant's portfolio will be voted.

Proxy Voting Operations

The Registrant has engaged Institutional Shareholder Services Inc. ("ISS") as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Registrant owns shares of another registered investment company (an "Acquired Fund"), the Registrant may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

The Registrant may participate in a securities lending program to generate income for its portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the Registrant. In certain circumstances, BNYM Investment Adviser may seek to recall a security on loan before a record date in order to cast a vote (for example, if Alcentra determines, based on the information available at the time, that there is a material proxy event that could affect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the Registrant). However, BNYM Investment Adviser anticipates that, in most cases, the potential income the Registrant may derive from a loaned security would outweigh the benefit the Registrant could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYM Investment Adviser or Alcentra. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The Registrant's Chief Compliance Officer is responsible for confirming that Alcentra has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Registrant's proxies are voted in the best interests of the Registrant. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Registrant is monitored to ensure compliance with Alcentra's procedures, as applicable, such as by sampling votes cast for the Registrant, including routine proposals as well as those that require more analysis, to determine whether they complied with Alcentra's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the Board on the Registrant's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Registrant is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.im.bnymellon.com. The Registrant has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF ALCENTRA'S PROXY VOTING POLICY AND PROCEDURES

Scope

This Policy applies to all strategies across Alcentra.

Alcentra generally will not be called upon to vote proxies for its syndicated loan and direct lending investments because of the nature of the instruments involved in the investment strategy (i.e., loans rather than securities). An exception is when Alcentra may hold loan investments which could be converted to voting securities.

Proxy votes are also not generally conducted for corporate bonds. In addition, proxy votes may take place from time to time on structured credit investments where our fund holds the equity tranche.

Purpose

When engaged by a client to provide discretionary advisory services, Alcentra is typically delegated the responsibility to vote on matters considered at portfolio companies' shareholder meetings, usually by means of a proxy ballot ("proxy voting").

In these instances, Alcentra has a duty to monitor corporate events and to vote proxies in the best interest of its client and not subrogate the interests of its clients to its own interests. This generally means voting with a view toward enhancing the economic value of the investment. In the case of social and political responsibility issues that, in Alcentra's opinion, do not primarily involve financial considerations, it is Alcentra's objective to support shareholder proposals that Alcentra believes promote good corporate citizenship while enhancing long-term shareholder value.

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when Alcentra is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Regulatory Context

The SEC has taken the position that proxy voting is only required where the adviser exercises discretion over advisory assets and the adviser's contract is silent on proxy voting responsibilities or specifically provides that the adviser will vote proxies.

The Department of Labor's (the "DOL") ERISA rules require an adviser to vote proxies for ERISA clients unless the plan administrator or other fiduciary has expressly precluded such responsibilities.

For most other clients, unless another service provider is delegated proxy voting responsibilities, the adviser's role as an adviser with investment discretion would include proxy voting responsibilities.

Alcentra, Advisers Act Requirements

In line with the requirements of Section 206(4) of the Advisers Act, it is Alcentra's policy to:

adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;

disclose to clients via the Form ADV Part 2A, how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

describe to clients via Form ADV Part 2A the adviser's proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

Alcentra, ERISA Requirements

Following from the DOL's guidance on proxy voting in respect of ERISA pension plan funds, it is Alcentra's policy to:

Clearly delineate responsibility for voting between Alcentra and the trustee or other plan fiduciary that appointed Alcentra, possibly through the investment advisory agreement ("IAA").

Take reasonable steps to ensure that it has received all proxies for which it has voting authority and implemented appropriate reconciliation procedures.

In voting, act prudently and solely in the interests of pension plan participants and beneficiaries. In so doing Alcentra considers factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.

The plan administrator will periodically monitor Alcentra's voting activities, and both the client's monitoring activities and Alcentra's voting activities (including the votes cast in each particular case) must be documented.

Voting

Alcentra reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. Alcentra votes and documents its vote as follows:

A Voting File has been established to document how Alcentra voted on each proxy vote.

While Alcentra expects to vote all identical client proxies in the same manner across each client account, the relevant Portfolio Manager or Investment Committee may vote certain client accounts differently than others if it is determined that it is in the best interest of the respective clients to do so.

Alcentra Portfolio Manager or Investment Committee for the particular Investment Vehicle, or designee, will decide, on a case-by-case, how each vote should be cast in order to best serve the interest of each respective client.

A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, is maintained in the Voting File.

Copies of actual voting records will be maintained.

Non-Voting of Proxies

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when Alcentra is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts of Interest

While Alcentra does not anticipate that it will regularly face a material conflict of interest in the exercise of its voting responsibilities, Alcentra has developed a Proxy Voting Form (the "Form") which has been designed to identify and document conflicts of interest. Based on the responses to the Form, the Portfolio Manager or designee will determine if there is any actual or perceived conflict of interest. If a conflict exists, the Portfolio Manager or designee will determine whether the conflict is "material" based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Portfolio Manager or designee determine are relevant.

In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Portfolio Manager or designee may consult with others as appropriate. Employees involved in the decision-making process or administration of proxy votes are prohibited from revealing how Alcentra intends to vote on a proposal in order to reduce any attempted influence from interested parties.

If a material conflict of interest is found to exist, the Chief Investment Officer and Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client(s). Alcentra may seek an independent third party to recommend how to vote the proposal. Such recommendation may be based on the third party's predetermined voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

In an effort to minimize the appearance that certain relationships or situations may inappropriately influence its voting decisions, Alcentra has determined that when presented with the opportunity to vote on shareholder proposals issued by an "Affiliated Fund" (for purposes of this policy, any pooled investment vehicle that is sponsored by a subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon") shall be considered an "Affiliated Fund"), it will vote in the same proportion as all other voting shareholders of such Affiliated Fund ("echo voting"). If "echo voting" is not operationally feasible, the vote recommendations of an independent third party shall be applied. The independent third party shall be ISS, if available, or Glass Lewis & Co. ("Glass Lewis"), if ISS is not available.

Notwithstanding the foregoing, Alcentra also may resolve any material conflict in such other manner as Alcentra believes is in the best interest of the client.

Record Keeping

In line with the record-keeping requirements in Rule 204-2 under the Advisers Act, it is Alcentra's policy to maintain the following books and records:

Copies of the adviser's proxy voting policies and procedures.

A copy of each proxy statement that the adviser receives regarding client securities. Advisers may rely upon third-party service providers to maintain such records. For example, if an adviser uses a third-party proxy voting service to vote client proxies, that company may maintain copies of the proxy statements on behalf of the adviser. The proxy voting service must agree to provide the statements to the adviser promptly upon request. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC's EDGAR system.

A record of each vote cast by the adviser on behalf of a client. Advisers may rely upon the records maintained by a third-party proxy voting service, if the records can be obtained by the adviser promptly upon request.

A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser votes proxies on behalf of the requesting client.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of March 31, 2023:

Chris Barris and Kevin Cronk, CFA of Alcentra, are the Registrant's primary portfolio managers, positions they have held since October 2010 and September 2012 respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids. He is responsible for managing all U.S. and global high yield portfolios and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids, and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

(a)(2) Information about the other accounts managed by the Registrant's primary portfolio managers is provided below.

Portfolio Managers. Subject to the supervision and approval of BNYM Investment Adviser and the Registrant's Board, Alcentra is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Registrant's Board to execute purchases and sales of securities. Chris Barris and Kevin Cronk are the Registrant's primary portfolio managers.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of March 31, 2023:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	5	$2.3B	5	$495M	1	$500M
Kevin Cronk	5	$2.3B	5	$474M	1	$500M

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio managers are as follows as of March 31, 2023:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon High Yield Strategies Fund	$10,001-$50,000
Kevin Cronk	BNY Mellon High Yield Strategies Fund	$10,001-$50,000

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or bank common trust accounts and wrap fee programs that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser or Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when the Registrant purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the Registrant, such as deciding which securities to allocate to the Registrant versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, may be subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant's and such Other Accounts' investments in the issuer.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, sales, investment activities or business operations or distribution of the Registrant, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant's service providers, which may cause conflicts that could disadvantage the Registrant.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Registrant. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Registrant or effect transactions on behalf of the Registrant in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Registrant and may not share that information with relevant personnel of BNYM Investment Adviser or Alcentra. Accordingly, in making investment decisions for the Registrant, the Adviser does not seek to obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers. However, because BNYM Investment Adviser and Alcentra, in the course of investing Registrant assets in certain loans, may have access to material non-public information regarding U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions ("Borrowers"), the ability of the Registrant to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon High Yield Strategies Fund

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 30, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 30, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)